UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2021

Power Solutions International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35944	33-0963637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Mittel Drive, Wood Dale, Illinois 60191

(Address of Principal Executive Offices, and Zip Code)

(630) 350-9400

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.08.	Shareholder Nominations.

The Board of Director’s (the “Board”) of Power Solutions International, Inc. (the “Company”) has determined that the Company’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”) will be held on Thursday, July 15, 2021, at 8:00 a.m. (Central Time). The record date for stockholders entitled to notice of and to vote at the Annual Meeting will be the close of business on Monday, May 17, 2021. The 2021 Annual Meeting will be held by remote communication, and information regarding the manner in which stockholders will be able to access, participate in and vote at the 2021 Annual Meeting will be set forth in the Company’s proxy statement.

Because the date of the 2021 Annual Meeting differs by more than 30 days from the anniversary date of the Company’s 2020 annual meeting of stockholders, which was held on December 15, 2020, the deadline for submission of any stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), and the deadlines for any stockholder to submit a nominee to serve as director or to submit a proposal to be considered at the meeting or for inclusion in the Company’s proxy materials outside of Rule 14a-8, as set forth in the Company’s proxy statement, filed with the United States Securities and Exchange Commission (the “SEC”) on November 5, 2020, no longer apply. Pursuant to the Company’s Second Amended and Restated Bylaws (the “Bylaws”) and Rule 14a-5(f) of the Exchange Act, the Company is hereby providing notice of the revised deadlines for such proposals by means of this Form 8-K.

Pursuant to Rule 14a-8 of the Exchange Act, stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2021 Annual Meeting must ensure that such proposal is received by, on or before the close of business on May 14, 2021, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal must also meet the requirements set forth in the rules and regulations of the SEC to be eligible for inclusion in the proxy materials for the 2021 Annual Meeting and must comply with the provisions contained in the Bylaws relating to stockholder proposals.

Additionally, a stockholder intending to submit a proposal outside the processes of Rule 14a-8 of the Exchange Act or to nominate persons for election to serve as a director of the Company, in each case in connection with the 2021 Annual Meeting, to be considered timely, must provide written notice of such proposal or nomination to the Company’s Chief Financial Officer not later than the close of business on May 14, 2021, in order to be considered “timely” within the meaning of Rule 14a-4(c) of the Exchange Act in respect of the 2021 Annual Meeting. Such proposals or nominations must comply with the advance notice provisions contained in the Bylaws.

Proposals and notices must be in writing and received by the Company’s Chief Financial Officer, Donald P. Klein, at 201 Mittel Drive, Wood Dale, IL 60191, and must also comply with the requirements set forth in the rules and regulations of the Exchange Act and the Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Power Solutions International, Inc.

Dated: May 3, 2021	By:	/s/ Donald P. Klein

Name: Donald P. Klein
Title: Chief Financial Officer